NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Tara Figard

Chairman of the Board, President, Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Tara Figard, Chairman of the Board, President, Chief Executive Officer and a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Allie Lin, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March 2023.

/s/ Tara Figard

Tara Figard

NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Abby Christmas

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Abby Christmas, a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Allie Lin, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March 2026.

/s/ Abby Christmas

Abby Christmas

NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Lindsey M. Cox

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Lindsey M. Cox, a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Allie Lin, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of March 2023.

/s/ Lindsey M. Cox

Lindsey M. Cox

NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Rachel M. D’Anna

Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Rachel M. D’Anna, a Director and Vice President of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Allie Lin, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March 2023.

/s/ Rachel M. D’Anna

Rachel M. D’Anna

NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Lauren B. Davis

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Lauren B. Davis, a Director of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Allie Lin, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March 2026.

/s/ Lauren B. Davis

Lauren B. Davis

NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Gianna H. Figaro-Sterling

Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Gianna H. Figaro-Sterling, a Vice President and Chief Financial Officer of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Allie Lin, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of March 2023.

/s/ Gianna H. Figaro-Sterling

Gianna H. Figaro-Sterling

NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

James Painter

Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, James Painter, a Director and Vice President of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Allie Lin, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November 2023.

/s/ James Painter

James Painter

NEW ENGLAND LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Melissa B. Pavlovich

Director and Vice President (principal accounting officer)

KNOW ALL MEN BY THESE PRESENTS, that I, Melissa B. Pavlovich, a Director and Vice President (principal accounting officer) of New England Life Insurance Company, a Massachusetts company, do hereby constitute and appoint Michele H. Abate, Allie Lin, and Alexander Ulianov, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by New England Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	New England Variable Life Separate Account

File No. 002-82838 Zenith Life,

File No. 033-10954 Zenith Life One,

File No. 033-19540 Zenith Life Plus,

File No. 033-52050 Zenith Life Plus II,

File No. 033-64170 Zenith Life Executive 65,

File No. 033-65263 American Gateway Series,

File No. 033-66864 Zenith Survivorship Life,

File No. 033-88082 Zenith Flexible Life,

File No. 333-21767 Zenith Variable Whole Life,

File No. 333-46401 Enterprise Executive Advantage,

File No. 333-73676 Zenith Flexible Life 2002,

File No. 333-89409 Zenith Survivorship Life 2002,

File No. 333-103193 Zenith Flexible Life 2001,

•	New England Variable Annuity Separate Account

File No. 033-85442 American Growth Series,

File No. 333-51676 American Forerunner Series,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of April 2026.

/s/ Melissa B. Pavlovich

Melissa B. Pavlovich